SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2010

MIDCAROLINA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	000-49848	55-6144577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 South Church Street Burlington, North Carolina	27216
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 538-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Our 2010 annual meeting of shareholders was held on May 25, 2010. At the meeting, our shareholders:

•	elected five directors for terms of three years each; and

•	ratified the appointment of Dixon Hughes PLLC as our independent public accountants for 2010.

The following table describes the results of the voting at the annual meeting.

Name of Nominee or Description of Other Matter Voted On	Shares Voted “For”	Shares Voted “Against”	Shares Withheld or Abstained	Broker Nonvotes

Election of Directors:
James R. Copland III	2,337,166	—	123,619	1,082,842
John (Tony) A. Holt, Sr.	2,412,186	—	48,599	1,082,842
John K. Roberts	2,399,294	—	61,491	1,082,842
Robert A. Ward	2,410,277	—	50,508	1,082,842
George C. Waldrep, Jr.	2,381,084	—	79,701	1,082,842
Proposal to Ratify Appointment of Independent Accountants	3,459,887	50,709	33,031	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned hereunto duly authorized.

MIDCAROLINA FINANCIAL CORPORATION
(Registrant)

Date: May 26, 2010	By:	/S/ Christopher B. Redcay
Christopher B. Redcay
Chief Financial Officer